Exhibit 99.1
Terayon Demonstrates Innovative Localization on Demand
Applications
at CableLabs® Winter Conference
Colorado Springs, Colorado – February 27, 2006 – Terayon Communication Systems, Inc. (NASDAQ: TERNE), a leading provider of digital video networking applications that enable service providers to localize content on-demand, is demonstrating its latest ‘Localization on Demand’ applications here at the annual winter conference of CableLabs®, the cable television industry’s research and development consortium.
     “CableLabs’ Winter Conference offers us an excellent venue to introduce our latest innovations to key cable decision makers,” said Kanaiya Vasani, Terayon Vice President, Marketing. “Terayon’s ability to localize programming, advertising and information through applications like grooming channel line-ups, local digital ad insertion and all-digital graphical overlays means our customers can customize services tailored to the needs of regions and locales.”
     Terayon’s CableLabs Winter Conference demonstrations include:
• MPEG-4/AVC ad insertion using the Terayon DM 6400 Network CherryPicker®, which enables service providers to seamlessly insert ads into their MPEG-4/AVC programming using proven cable industry ad insertion standards.

• Targeted Advertising which makes it dramatically easier for cable operators to customize national ads for simultaneous distribution to multiple locations. This is done by sending an ad from a central location and localizing it with graphics or text specific to each region, which are added at the edge of the network just before the ad reaches subscribers. Terayon accomplishes this completely within the compressed MPEG domain, preserving picture quality and reducing production costs.

• On-Demand Content Localization which enables operators to present viewers with Emergency Alert System (EAS), weather, sports and other time-sensitive information by overlaying directly on top of their MPEG-2 programming. This is done in real-time and completely within the compressed digital domain using output from standard character generator (CG) servers that support the industry standard Serial Digital Interface (SDI) video transport format.
About Terayon
     Terayon Communication Systems, Inc. (NASDAQ: TERNE) provides real-time digital video networking applications to cable, satellite and telecommunication service providers worldwide, which have deployed more than 6,000 of Terayon’s digital video systems to localize services and advertising on-demand and brand their programming, insert millions of digital ads, offer HDTV and other digital video services. Terayon maintains its headquarters in Santa Clara, California; has sales and support offices worldwide and is on the web at www.terayon.com.
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Press Contact:	Investor Contact:

Rebecca West	Kirsten Chapman / Moriah Shilton

AtomicPR	Lippert/Heilshorn & Associates
(415) 402-0230	(415) 433-3777
rebecca@atomicpr.com	moriah@lhai-sf.com
“Safe Harbor” Statements under the Private Securities Litigation Reform Act of 1995:

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Except for historical information contained in this press release, the matters discussed in this press release are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements relating to the ability of cable operators and other service providers to use Terayon products to customize their services to meet the needs of regions and locales, the ability to reduce advertising production and distribution costs using Terayon’s products, and other statements that are not historical facts.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the timing and success of any hearing before a NASDAQ Listing Qualifications Panel, the timing and results of the completed review into possible accounting errors, the timing of the filing of Terayon’s Form 10-Q for the third quarter of fiscal year 2005, the timing and filing of Terayon’s proxy statement for its 2005 annual shareholders meeting, the need for any corrective actions in connection with Terayon’s accounting practices, the actual timing and extent of any restatement of prior financial results, the reaction to any such restatement by Terayon’s stockholders and customers, the timing and extent of actual restructuring charges, as well as changes in economic, business, competitive, technological and/or regularly factors and trends. Additional factors that may affect future results are contained in Terayon’s SEC reports, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, particularly in the “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” sections. Such filings are available at the SEC’s website www.sec.gov. Terayon disclaims any obligation or intent to update and revise the statements contained in this release based on new information or otherwise.
Note: Terayon and the Terayon logo are registered trademarks of Terayon Communication Systems, Inc. All other trademarks are property of their respective owners.
Note: CableLabs is a trademark of Cable Television Laboratories, Inc.
An equipment demonstration at a CableLabs’ event does not constitute CableLabs’ endorsement of that equipment.

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